Exhibit 77Q1(a) to ACSAA 11.30.2011 NSAR

Articles of Amendment of American Century Strategic Asset Allocations, Inc., dated July 18, 2011 (filed electronically as Exhibit (a)(25) to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on November 1, 2011, File No. 33-79482 and incorporated herein by reference).

J:\LG\ACSAA\NSAR\2011\77Q1(a) for 11.30.11 filing.docx